                           MORGAN STANLEY DEAN WITTER
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        GMAC SWIFT 97-A Series 1997-A Class A
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Class             A            Dated Date          11/16/1997    Original Balance 500,000,000.00    Lead Manager    MS
Delay             0            First Payment Date  12/15/1997    Factor           1.00000000        Orig Deal Size  500,000,000.00
Payment Freq      Monthly      Next Payment Date   12/15/1997    Current Balance  500,000,000.00    Num of Tranc1es 1
Yield Day Count   30/360       Settlement Date     11/20/1997    Coupon           6.3460            Deal Age        0
Yield Table Date  11/14/1997   Yield Freq          SemiAnnual    Interest Freq    Monthly
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                    _optional  _optional  _optional  _optional  _optional  _optional  _optional  _optional  _optional  _optional
Trigger              Call YES   Call YES   Call YES   Call YES   Call YES   Call YES   Call YES   Call YES   Call YES   Call YES
Prepay               PSA 0      PSA 100    PSA 125    PSA 135    PSA 150    PSA 175    PSA 275    PSA 350    PSA 500    PSA 700
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Price/Yield
             99/16   6.552      6.552      6.557      6.588      6.626      6.708      6.708      6.744      6.792      6.861
             99/17   6.544      6.544      6.549      6.578      6.614      6.691      6.691      6.724      6.769      6.834
             99/18   6.537      6.537      6.541      6.568      6.602      6.673      6.674      6.705      6.747      6.807
             99/19   6.529      6.529      6.533      6.558      6.589      6.656      6.656      6.685      6.724      6.780
             99/20   6.522      6.522      6.525      6.548      6.577      6.639      6.639      6.665      6.701      6.753
             99/21   6.514      6.514      6.517      6.538      6.565      6.621      6.621      6.646      6.679      6.726
             99/22   6.506      6.506      6.509      6.529      6.553      6.604      6.604      6.626      6.656      6.699
             99/23   6.499      6.499      6.501      6.519      6.540      6.586      6.587      6.606      6.634      6.672
             99/24   6.491      6.491      6.494      6.509      6.528      6.569      6.569      6.587      6.611      6.645
             99/25   6.484      6.484      6.486      6.499      6.516      6.552      6.552      6.567      6.588      6.618
             99/26   6.476      6.476      6.478      6.489      6.504      6.534      6.534      6.548      6.566      6.591
             99/27   6.468      6.468      6.470      6.479      6.491      6.517      6.517      6.528      6.543      6.565
             99/28   6.461      6.461      6.462      6.470      6.479      6.500      6.500      6.509      6.521      6.538
             99/29   6.453      6.453      6.454      6.460      6.467      6.482      6.482      6.489      6.498      6.511
             99/30   6.446      6.446      6.446      6.450      6.455      6.465      6.465      6.469      6.475      6.484
             99/31   6.438      6.438      6.438      6.440      6.443      6.448      6.448      6.450      6.453      6.457
            100/00   6.430      6.430      6.430      6.430      6.430      6.430      6.430      6.430      6.430      6.430
            100/01   6.423      6.423      6.423      6.421      6.418      6.413      6.413      6.411      6.408      6.404
            100/02   6.415      6.415      6.415      6.411      6.406      6.396      6.396      6.391      6.385      6.377
            100/03   6.408      6.408      6.407      6.401      6.394      6.379      6.379      6.372      6.363      6.350
            100/04   6.400      6.400      6.399      6.391      6.382      6.361      6.361      6.352      6.340      6.323
            100/05   6.393      6.393      6.391      6.382      6.370      6.344      6.344      6.333      6.318      6.297
            100/06   6.385      6.385      6.383      6.372      6.357      6.327      6.327      6.313      6.295      6.270
            100/07   6.378      6.378      6.375      6.362      6.345      6.310      6.309      6.294      6.273      6.243
            100/08   6.370      6.370      6.368      6.352      6.333      6.292      6.292      6.275      6.251      6.216
            100/09   6.362      6.362      6.360      6.343      6.321      6.275      6.275      6.255      6.228      6.190
            100/10   6.355      6.355      6.352      6.333      6.309      6.258      6.258      6.236      6.206      6.163
            100/11   6.347      6.347      6.344      6.323      6.297      6.241      6.241      6.216      6.183      6.136
            100/12   6.340      6.340      6.336      6.313      6.285      6.223      6.223      6.197      6.161      6.110
            100/13   6.332      6.332      6.328      6.304      6.272      6.206      6.206      6.177      6.138      6.083
            100/14   6.325      6.325      6.321      6.294      6.260      6.189      6.189      6.158      6.116      6.056
            100/15   6.317      6.317      6.313      6.284      6.248      6.172      6.172      6.139      6.094      6.030
            100/16   6.310      6.310      6.305      6.274      6.236      6.155      6.155      6.119      6.071      6.003
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Average Life          4.95       4.95       4.75       3.75       2.95       2.00       2.00       1.75       1.50       1.25
First Prin      11/15/1998 11/15/1998 11/15/1998 11/15/1998 11/15/1998 11/15/1998 11/15/1998 11/15/1998 11/15/1998 11/15/1998
Last Prin       11/15/2002 11/15/2002 11/15/2002 11/15/2002 11/15/2002 07/15/2001 07/15/2001 11/15/2000 04/15/2000 08/15/1999
Payment Window          49         49         49         49         49         33         33         25         18         10
Accrual Factor      0.0705     0.0705     0.0705     0.0705     0.0705     0.0705     0.0705     0.0705     0.0705     0.0705
Mod Duration @100/00  4.12       4.12       3.97       3.19       2.56       1.81       1.80       1.60       1.39       1.16



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